EXHIBIT 24

                           POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Richard B. Cheney, David
J. Lesar and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and
Exchange Commission in respect thereof, in connection with the registration under said Securities Act of 1933, as amended, of shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale pursuant to the terms of the Landmark Graphics Corporation 1987 Non-Qualified Stock Option Plan, Landmark Graphics Corporation 1989 Flexible Stock Option Plan, The Directors' Stock Option Plan of Landmark Graphics Corporation, Landmark Graphics Corporation Consultants' Stock Option Plan, Landmark Graphics Corporation 1990 Employee Stock Option Plan and Landmark Graphics Corporation 1994 Flexible Incentive Plan, as amended, including specifically, but without limitation thereof, power and authority to sign my name as Director of
Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN TESTIMONY HEREOF, witness my hand this 11 day of April, 1997.

                                                      /s/ Anne L. Armstrong
                                                      ----------------------
                                                        Anne L. Armstrong

                                                                      EXHIBIT 24

                           POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Richard B. Cheney, David
J. Lesar and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and
Exchange Commission in respect thereof, in connection with the registration under said Securities Act of 1933, as amended, of shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale pursuant to the terms of the Landmark Graphics Corporation 1987 Non-Qualified Stock Option Plan, Landmark Graphics Corporation 1989 Flexible Stock Option Plan, The Directors' Stock Option Plan of Landmark Graphics Corporation, Landmark Graphics Corporation Consultants' Stock Option Plan, Landmark Graphics Corporation 1990 Employee Stock Option Plan and Landmark Graphics Corporation 1994 Flexible Incentive Plan, as amended, including specifically, but without limitation thereof, power and authority to sign my name as Director of
Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN TESTIMONY HEREOF, witness my hand this 7th day of April, 1997.

                                                      /s/ Lord Clitheroe
                                                      --------------------
                                                        Lord Clitheroe

                                                                      EXHIBIT 24

                           POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Richard B. Cheney, David
J. Lesar and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and
Exchange Commission in respect thereof, in connection with the registration under said Securities Act of 1933, as amended, of shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale pursuant to the terms of the Landmark Graphics Corporation 1987 Non-Qualified Stock Option Plan, Landmark Graphics Corporation 1989 Flexible Stock Option Plan, The Directors' Stock Option Plan of Landmark Graphics Corporation, Landmark Graphics Corporation Consultants' Stock Option Plan, Landmark Graphics Corporation 1990 Employee Stock Option Plan and Landmark Graphics Corporation 1994 Flexible Incentive Plan, as amended, including specifically, but without limitation thereof, power and authority to sign my name as Director of
Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN TESTIMONY HEREOF, witness my hand this 8th day of April, 1997.

                                                      /s/ Robert L. Crandall
                                                      -----------------------
                                                       Robert L. Crandall

                                                                      EXHIBIT 24

                           POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Richard B. Cheney, David
J. Lesar and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and
Exchange Commission in respect thereof, in connection with the registration under said Securities Act of 1933, as amended, of shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale pursuant to the terms of the Landmark Graphics Corporation 1987 Non-Qualified Stock Option Plan, Landmark Graphics Corporation 1989 Flexible Stock Option Plan, The Directors' Stock Option Plan of Landmark Graphics Corporation, Landmark Graphics Corporation Consultants' Stock Option Plan, Landmark Graphics Corporation 1990 Employee Stock Option Plan and Landmark Graphics Corporation 1994 Flexible Incentive Plan, as amended, including specifically, but without limitation thereof, power and authority to sign my name as Director of
Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN TESTIMONY HEREOF, witness my hand this 8th day of April, 1997.

                                                      /s/ W. R.  Howell
                                                      -------------------
                                                         W. R. Howell

                                                                      EXHIBIT 24

                           POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Richard B. Cheney, David
J. Lesar and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and
Exchange Commission in respect thereof, in connection with the registration under said Securities Act of 1933, as amended, of shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale pursuant to the terms of the Landmark Graphics Corporation 1987 Non-Qualified Stock Option Plan, Landmark Graphics Corporation 1989 Flexible Stock Option Plan, The Directors' Stock Option Plan of Landmark Graphics Corporation, Landmark Graphics Corporation Consultants' Stock Option Plan, Landmark Graphics Corporation 1990 Employee Stock Option Plan and Landmark Graphics Corporation 1994 Flexible Incentive Plan, as amended, including specifically, but without limitation thereof, power and authority to sign my name as Director of
Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN TESTIMONY HEREOF, witness my hand this 4th day of April, 1997.

                                                      /s/ Dale P. Jones
                                                      ---------------------
                                                        Dale P. Jones

                                                                      EXHIBIT 24

                           POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Richard B. Cheney, David
J. Lesar and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and
Exchange Commission in respect thereof, in connection with the registration under said Securities Act of 1933, as amended, of shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale pursuant to the terms of the Landmark Graphics Corporation 1987 Non-Qualified Stock Option Plan, Landmark Graphics Corporation 1989 Flexible Stock Option Plan, The Directors' Stock Option Plan of Landmark Graphics Corporation, Landmark Graphics Corporation Consultants' Stock Option Plan, Landmark Graphics Corporation 1990 Employee Stock Option Plan and Landmark Graphics Corporation 1994 Flexible Incentive Plan, as amended, including specifically, but without limitation thereof, power and authority to sign my name as Director of
Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN TESTIMONY HEREOF, witness my hand this 11th day of April, 1997.

                                                      /s/ Delano E. Lewis
                                                      ---------------------
                                                         Delano E. Lewis

                                                                      EXHIBIT 24

                           POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Richard B. Cheney, David
J. Lesar and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and
Exchange Commission in respect thereof, in connection with the registration under said Securities Act of 1933, as amended, of shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale pursuant to the terms of the Landmark Graphics Corporation 1987 Non-Qualified Stock Option Plan, Landmark Graphics Corporation 1989 Flexible Stock Option Plan, The Directors' Stock Option Plan of Landmark Graphics Corporation, Landmark Graphics Corporation Consultants' Stock Option Plan, Landmark Graphics Corporation 1990 Employee Stock Option Plan and Landmark Graphics Corporation 1994 Flexible Incentive Plan, as amended, including specifically, but without limitation thereof, power and authority to sign my name as Director of
Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN TESTIMONY HEREOF, witness my hand this 8th day of April, 1997.

                                                      /s/ C. J. Silas
                                                      -------------------
                                                         C. J. Silas

                                                                      EXHIBIT 24

                           POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Richard B. Cheney, David
J. Lesar and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and
Exchange Commission in respect thereof, in connection with the registration under said Securities Act of 1933, as amended, of shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale pursuant to the terms of the Landmark Graphics Corporation 1987 Non-Qualified Stock Option Plan, Landmark Graphics Corporation 1989 Flexible Stock Option Plan, The Directors' Stock Option Plan of Landmark Graphics Corporation, Landmark Graphics Corporation Consultants' Stock Option Plan, Landmark Graphics Corporation 1990 Employee Stock Option Plan and Landmark Graphics Corporation 1994 Flexible Incentive Plan, as amended, including specifically, but without limitation thereof, power and authority to sign my name as Director of
Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN TESTIMONY HEREOF, witness my hand this 7 day of April, 1997.

                                                      /s/ Roger T. Staubach
                                                      -----------------------
                                                         Roger T. Staubach

                                                                      EXHIBIT 24

                           POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Richard B. Cheney, David
J. Lesar and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and
Exchange Commission in respect thereof, in connection with the registration under said Securities Act of 1933, as amended, of shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale pursuant to the terms of the Landmark Graphics Corporation 1987 Non-Qualified Stock Option Plan, Landmark Graphics Corporation 1989 Flexible Stock Option Plan, The Directors' Stock Option Plan of Landmark Graphics Corporation, Landmark Graphics Corporation Consultants' Stock Option Plan, Landmark Graphics Corporation 1990 Employee Stock Option Plan and Landmark Graphics Corporation 1994 Flexible Incentive Plan, as amended, including specifically, but without limitation thereof, power and authority to sign my name as Director of
Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN TESTIMONY HEREOF, witness my hand this 8th day of April, 1997.

                                                      /s/ Richard J. Stegemeier
                                                      -------------------------
                                                        Richard J. Stegemeier

                                                                      EXHIBIT 24

                           POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Richard B. Cheney, David
J. Lesar and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and
Exchange Commission in respect thereof, in connection with the registration under said Securities Act of 1933, as amended, of shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale pursuant to the terms of the Landmark Graphics Corporation 1987 Non-Qualified Stock Option Plan, Landmark Graphics Corporation 1989 Flexible Stock Option Plan, The Directors' Stock Option Plan of Landmark Graphics Corporation, Landmark Graphics Corporation Consultants' Stock Option Plan, Landmark Graphics Corporation 1990 Employee Stock Option Plan and Landmark Graphics Corporation 1994 Flexible Incentive Plan, as amended, including specifically, but without limitation thereof, power and authority to sign my name as Director of
Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN TESTIMONY HEREOF, witness my hand this 9th day of April, 1997.

                                                      /s/ E. L. Williamson
                                                      ---------------------
                                                        E. L. Williamson